As  filed  With  The  Securities  And  Exchange  Commission  On  July  11,  2000

                                                     Registration No. 333-34716
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ----------------------------

                                 AMENDMENT NO. 2
                                       to
                                    FORM S-4
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ---------------------------
                            HVIDE MARINE INCORPORATED
            Delaware                                 65-0966399
     (State or other jurisdiction of              (I.R.S. Employer
      incorporation or organization)             Identification No.)
                          ---------------------------

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 524-4200
                 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------
                                  Gerhard Kurz
                             Chief Executive Officer
                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 524-4200
            (Name, address, including zip code, and telephone number,
                     including area code, of agent for service)
                               ---------------

                                 With a copy to:
                                 John F. Kearney
                             Dyer Ellis & Joseph PC
                         600 New Hampshire Avenue, N.W.
                             Washington, D.C. 20037
                                 (202) 944-3000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act Registration number of the earlier effective Registration Statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Registration Statement number of the earlier effective Registration Statement for the same offering. [ ]

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the securities act of 1933, as amended, or until this registration statement shall become effective on such date as the commission, acting pursuant to said section 8(a), may determine.
================================================================================

         The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                     HMI CAYMAN HOLDINGS, INC.
           (Exact name of Registrant as specified in its charter)
 Cayman Islands                                            4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               HMI OPERATORS, INC.
              (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0868890
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       HVIDE MARINE DE VENEZUELA, S.R.L.,
              (Exact name of Registrant as specified in its charter)

 Venezuela                                                 4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        HVIDE MARINE INTERNATIONAL, INC.
               (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  59-1789754
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              HVIDE MARINE TOWING, INC.
                  (Exact name of Registrant as specified in its charter)

Deleware                                                   4424                                  59-2754468
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        HVIDE MARINE TOWING SERVICES, INC.
            (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  76-0565247
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         HVIDE MARINE TRANSPORT, INCORPORATED
                (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  59-1789754
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                        2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                        LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC
                   (Exact name of Registrant as specified in its charter)

Delaware                                                   4424                                  52-2132320
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             LONE STAR MARINE SERVICES, INC.
               (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  76-0565277
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 MARANTA, S. A.,
               (Exact name of Registrant as specified in its charter)

Argentina                                                  4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         OCEAN SPECIALTY TANKERS CORPORATION
               (Exact name of Registrant as specified in its charter)

 Delaware                                                  4424                                  76-0270930
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           OFFSHORE MARINE MANAGEMENT, INC.
               (Exact name of Registrant as specified in its charter)

Liberia                                                    4424                                  98-0195424
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK ALBANY, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             SEABULK ALKATAR, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK ARABIAN, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          SEABULK ARCTIC EXPRESS, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                            SEABULK ARIES II, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK ARZANAH, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)


                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK BARRACUDA, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK BATON ROUGE, INC.
           (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                SEABULK BECKY, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK BETSY, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK BUL HANIN, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             SEABULK CAPRICORN, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              SEABULK CARDINAL, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK CAROL, INC.
           (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK CAROLYN, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK CHAMP, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              SEABULK CHRISTOPHER, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK CLAIBORNE, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK CLIPPER, INC.
           (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK COMMAND, INC.
          (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                              SEABULK CONDOR, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK CONSTRUCTOR, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK COOT I, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK COOT II, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK CORMORANT, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK CYGNET I, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK CYGNET II, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK DANAH, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                                 SEABULK DAYNA, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK DEBBIE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK DEFENDER, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                          2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK DIANA, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK DISCOVERY, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                    SEABULK DUKE, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                     SEABULK EAGLE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK EAGLE II, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK EMERALD, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK ENERGY INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK EXPLORER INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             SEABULK FALCON, INC.
          (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK FALCON II, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK FREEDOM, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK FULMAR, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK GABRIELLE, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK GANNET I, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK GANNET II, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK GAZELLE, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK GIANT, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK GREBE, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK HABARA, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK HAMOUR, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK HARRIER, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK HATTA, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK HAWAII, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK HAWK, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK HERCULES, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK HERON, INC.
          (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK HORIZON, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK HOUBARE, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK IBEX, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             SEABULK ISABEL, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK JASPER, INC.
         (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK JEBEL ALI, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK KATIE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK KESTREL, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK KING, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              SEABULK KNIGHT, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                       SEABULK LAKE EXPRESS, INC.
         (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



                               SEABULK LARA, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                    SEABULK LARK, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                   SEABULK LIBERTY, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK LINCOLN, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                    SEABULK LULU, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                  SEABULK MAINTAINER, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK MALLARD, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK MARLENE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              SEABULK MARTIN I, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK MARTIN II, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK MASTER, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK MERLIN, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                           SEABULK MUBARRAK, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                   SEABULK NEPTUNE, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           SEABULK OCEAN SYSTEMS CORPORATION
                (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0021811
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                     SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
               (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0021810
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK OFFSHORE, LTD.
               (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0156025
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         SEABULK OFFSHORE ABU DHABI, INC.
               (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0785745
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK OFFSHORE DUBAI, INC.
                 (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0804816
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                            SEABULK OFFSHORE HOLDINGS, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           SEABULK OFFSHORE INTERNATIONAL, INC.
                 (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0608734
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           SEABULK OFFSHORE OPERATORS, INC.
                 (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                               to be applied for
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      SEABULK OFFSHORE OPERATORS NIGERIA LIMITED
                (Exact name of Registrant as specified in its charter)

 Nigeria                                                   4424                                  98-0195423
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED
                (Exact name of Registrant as specified in its charter)

 Trinidad                                                  4424                                  98-0188186
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                       SEABULK OFFSHORE OPERATORS U.K. LIMITED
                (Exact name of Registrant as specified in its charter)

 United Kingdom                                            4424                                  98-0195401
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK OREGON, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK ORYX, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK OSPREY, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK PELICAN, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK PENGUIN I, INC.
          (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           SEABULK PENGUIN II, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                               SEABULK PENNY, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             SEABULK PERSISTENCE, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK PETREL, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK PLOVER, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             SEABULK POWER, INC.
           (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                            SEABULK PRIDE, INC.
          (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                               SEABULK PRINCE, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK PRINCESS, INC.
        (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                   SEABULK PUFFIN, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK QUEEN, INC.
           (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK RAVEN, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           SEABULK RED TERN, LIMITED
              (Exact name of Registrant as specified in its charter)

Cyprus                                                     4424                                  98-0190756
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK ROOSTER, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK SABINE, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                  SEABULK SALIHU, INC.
                   (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK SAPPHIRE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK SARA, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                               SEABULK SEAHORSE, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                               SEABULK SENGALI, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK SERVICE, INC.
                  (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK SHARI, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                 SEABULK SHINDAGA, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK SKUA I, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK SNIPE, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK SUHAIL, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK SWAN, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK SWIFT, INC.
            (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                                SEABULK TANKERS, LTD.
                (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  59-1444561
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                              SEABULK TAURUS, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK TENDER, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK TIMS I, INC.
               (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK TITAN, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK TOOTA, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK TOUCAN, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK TRADER, INC.
             (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              SEABULK TREASURE ISLAND, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               SEABULK UMM SHAIF, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                SEABULK VERITAS, INC.
                 (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            SEABULK VIRGO I, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 SEABULK VOYAGER, INC.
                (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEABULK ZAKUM, INC.
              (Exact name of Registrant as specified in its charter)

 Marshall Islands                                          4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  SEAMARK LTD., INC.
                 (Exact name of Registrant as specified in its charter)

Panama                                                     4424                                      N/A
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         SUN STATE MARINE SERVICES, INC.
              (Exact name of Registrant as specified in its charter)

 Florida                                                   4424                                  65-0511419
 (State or other jurisdiction of               (Primary Standard Industrial                   (I.R.S. Employer
 incorporation or organization)                 Classification Code Number)                  Identification No.)

                         2200 Eller Drive, P.O. Box 13038
                         Fort Lauderdale, Florida 33316
                                 (954) 523-2200

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 20.  Indemnification of directors and officers.

         Generally, Section 145 of the GCL permits a corporation to indemnify certain persons made a party to an action, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. In the case of an action by or in the right of the corporation, no indemnification may be made in respect of any matter as to which such person is adjudged liable to the corporation unless the Delaware Court of Chancery or the court in which such action was brought determines that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses. To the extent such person has been successful in the defense of any matter, such person shall be indemnified against expenses actually and reasonably incurred by him or her. The registrant's certificate of incorporation provides that it shall, to the fullest extent permitted by the GCL, indemnify each officer, director, employee, or agent.

         Section 102(b)(7) of the GCL enables a Delaware corporation to include a provision in its certificate of incorporation limiting a director's liability to the corporation or its stockholders for monetary damages for breaches of fiduciary duty as a director. The registrant's certificate of incorporation provides that its directors shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty, except for liability for breach of duty of loyalty, for acts or omissions not in good faith involving intentional misconduct or a knowing violation of law, for liability under Section 174 of the GCL, or for any transaction from which the director derived an improper personal benefit.


Item 21.  Exhibits and financial statement schedules.

         (a) The following is a list of exhibits furnished:

No.      Description

2.1* Debtor's First Amended Joint Plan of Reorganization, dated November 1, 1999, and related Disclosure Statement, filed with the U.S. Bankruptcy Court for the District of Delaware (incorporated by reference to Exhibits 1 and 2 to the Schedule 13D/A filed with the Commission on December 29, 1999 by Loomis, Sayles & Company, L.P. (Commission File No. 000-28732)).

4.3* Indenture for the 12 1/2% Senior Secured Notes due 2007, dated December 15, 1999 among Hvide Marine Incorporated as the Issuer, the Subsidiary Guarantors named therein, State Street Bank and Trust Company as the Trustee and Bankers Trust Company as the Collateral Agent (incorporated by reference to Exhibit 4.1 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).
4.4* Warrant Agreement, dated December 15, 1999, between Hvide Marine Incorporated and State Street Bank and Trust Company as Warrant Agent (incorporated by reference to Exhibit 4.2 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).
5.1+     Opinion of Dyer Ellis & Joseph.
10.1* Credit Agreement, dated December 15, 1999, among Hvide Marine Incorporated, Bankers Trust Company as Administrative Agent, Deutsche Bank Securities Inc. as Lead Arranger and Book Manager, Meespierson Capital Corp. as Syndication Agent and Co-Arranger and the various persons from time to time parties to the agreement as Lenders (incorporated by reference to Exhibit 10.1 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).
10.2* Common Stock Registration Rights Agreement, dated December 15, 1999, among Hvide Marine Incorporated, Bankers Trust Corporation and Great American Life Insurance Company, Great American Insurance Company, New Energy Corp., American Empire Surplus Lines Insurance Company, Worldwide Insurance Company and American National Fire Insurance Company as Purchasers (incorporated by reference to Exhibit 10.2 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).
10.3* Registration Rights Agreement for the 12 1/2% Senior Secured Notes due 2007, dated December 15, 1999, among Hvide Marine Incorporated, Bankers Trust Corporation and Great American Life Insurance Company, Great American Insurance Company, New Energy Corp., American Empire Surplus Lines Insurance Company, Worldwide Insurance Company and American National Fire Insurance Company as Purchasers (incorporated by reference to Exhibit 10.3 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).

10.4*Registration  Rights  Agreement  by and between  Loomis,  Sayles & Company,
     L.P. and Hvide Marine Incorporated, dated as of December 15, 1999 (incorporated by reference to Exhibit 4 to the Schedule 13D/A filed with the Commission on December 29, 1999 by Loomis, Sayles & Company, L.P. (Commission File No. 000-28732)).

23.1 Consent of Ernst & Young LLP.

23.2+Consent of Dyer Ellis & Joseph  (included in their opinion filed as Exhibit
     5.1).

24+ Statement of Eligibility of State Street Bank and Trust Company as Exchange Agent on form T-1

99.1*Order, dated December 9, 1999, of the United States Bankruptcy Court for the District of Delaware, confirming the First Amended Joint Plan of Reorganization in In re: Hvide Marine Incorporated, et al., Case No. 99-3024 (PJW), including the Supplement to such Plan (incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K filed with the Commission on December 27, 1999 (Commission File No. 000-28732)).

99.2+Form of letter of Transmittal

99.3+Form of Guaranteed Delivery

-----------------
* Incorporated herein by reference.
+ Previously filed.

Item 22.  Undertakings.

The Registrant hereby undertakes the following:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.


(b) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


         (c) For purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(e) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by an person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.


(f) That every prospectus: (i) that is filed pursuant to paragraph (e) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof."


(g) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated document by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

         (h) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.

                            HVIDE MARINE INCORPORATED


                               By: /s/ GERHARD E. KURZ
                                     Gerhard E. Kurz
                                   Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                           TITLE                                              DATE

/s/ JAMES J. GAFFNEY                    Chairman of the Board and Director                       July 11, 2000
James J. Gaffney


/s/ GERHARD E. KURZ                     Chief Executive Officer & Director                       July 11, 2000
Gerhard E. Kurz                         (principal executive officer)


/s/ EUGENE F. SWEENEY                   President, Chief Operating                               July 11, 2000
Eugene F. Sweeney                         Officer and Director



/s/ JOHN J. KRUMENACKER                 Chief Accounting Officer/Controller                      July 11, 2000
John J. Krumenacker                     (principal financial and accounting officer)


/s/ JEAN FITZGERALD                     Director                                                 July 11, 2000
Jean Fitzgerald


/s/ PETER J. CRESSY                     Director                                                 July 11, 2000
Peter J. Cressy


/s/ JOHN F. MCGOVERN                    Director                                                 July 11, 2000
John F. McGovern


/s/ THOMAS P. MOORE, JR.                Director                                                 July 11, 2000
Thomas P. Moore, Jr.


/s/ DONALD R. SHEPERD                   Director                                                 July 11, 2000
Donald R. Sheperd


/s/ ROBERT KEISER                       Director                                                 July 11, 2000
Robert Keiser


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


HMI OPERATORS, INC.
HVIDE MARINE DE VENEZUELA, S.R.L.
HVIDE MARINE INTERNATIONAL, INC.
HVIDE MARINE TOWING SERVICES, INC
OFFSHORE MARINE MANAGEMENT
     INTERNATIONAL, INC.
SEABULK ALBANY, INC.
SEABULK ALKATAR, INC.
SEABULK ARABIAN, INC.
SEABULK ARCTIC EXPRESS, INC.
SEABULK ARIES II, INC.
SEABULK ARZANAH, INC.
SEABULK BARRACUDA, INC.
SEABULK BATON ROUGE, INC.
SEABULK BECKY, INC.
SEABULK BETSY, INC.
SEABULK BUL HANIN, INC.
SEABULK CAPRICORN, INC.
SEABULK CARDINAL, INC.
SEABULK CAROL, INC.
SEABULK CAROLYN, INC.
SEABULK CHAMP, INC.
SEABULK CHRISTOPHER, INC.
SEABULK CLAIBORNE, INC.
SEABULK CLIPPER, INC.
SEABULK COMMAND, INC.
SEABULK CONDOR, INC.
SEABULK CONSTRUCTOR, INC.
SEABULK COOT I, INC
SEABULK COOT II, INC.
SEABULK CORMORANT, INC.
SEABULK CYGNET I, INC.
SEABULK CYGNET II, INC.
SEABULK DANAH, INC.
SEABULK DAYNA, INC.
SEABULK DEBBIE, INC.
SEABULK DEFENDER, INC.
SEABULK DIANA, INC.
SEABULK DISCOVERY, INC.
SEABULK DUKE, INC.
SEABULK EAGLE, INC.
SEABULK EAGLE II, INC.
SEABULK EMERALD, INC.
SEABULK ENERGY, INC.
SEABULK EXPLORER, INC.
SEABULK FALCON, INC.
SEABULK FALCON II, INC.
SEABULK FREEDOM, INC.
SEABULK FULMAR, INC.
SEABULK GABRIELLE, INC.
SEABULK GANNET I, INC.
SEABULK GANNET II, INC.
SEABULK GAZELLE, INC.
SEABULK GIANT, INC.
SEABULK GREBE, INC.
SEABULK HABARA, INC.
SEABULK HAMOUR, INC.
SEABULK HARRIER, INC.
SEABULK HATTA, INC.
SEABULK HAWAII, INC.
SEABULK HAWK, INC.
SEABULK HERCULES, INC.
SEABULK HERON, INC.
SEABULK HORIZON, INC.
SEABULK HOUBARE, INC.
SEABULK IBEX, INC.
SEABULK ISABEL, INC.
SEABULK JASPER, INC.
SEABULK JEBEL ALI, INC.
SEABULK KATIE, INC.
SEABULK KESTREL, INC.
SEABULK KING, INC.
SEABULK KNIGHT, INC.
SEABULK LAKE EXPRESS, INC.
SEABULK LARA, INC.
SEABULK LARK, INC.
SEABULK LIBERTY, INC.
SEABULK LINCOLN, INC.
SEABULK LULU, INC.
SEABULK MAINTAINER, INC.
SEABULK MALLARD, INC.
SEABULK MARLENE, INC.
SEABULK MARTIN I, INC.
SEABULK MARTIN II, INC.
SEABULK MASTER, INC.
SEABULK MERLIN, INC.
SEABULK MUBARRAK, INC.
SEABULK NEPTUNE, INC.
SEABULK OCEAN SYSTEMS CORPORATION
SEABULK OCEAN SYSTEMS HOLDINGS CORPORATION
SEABULK OFFSHORE ABU DHABI, INC.
SEABULK OFFSHORE DUBAI, INC.
SEABULK OFFSHORE GLOBAL HOLDINGS, INC.
SEABULK OFFSHORE HOLDINGS, INC.
SEABULK OFFSHORE INTERNATIONAL, INC.
SEABULK OFFSHORE OPERATORS, INC.
SEABULK OREGON, INC.
SEABULK ORYX, INC.
SEABULK OSPREY, INC.
SEABULK PELICAN, INC.
SEABULK PENGUIN I, INC.
SEABULK PENGUIN II, INC.
SEABULK PENNY, INC.
SEABULK PERSISTENCE, INC.
SEABULK PETREL, INC.
SEABULK PLOVER, INC.
SEABULK POWER, INC.
SEABULK PRIDE, INC.
SEABULK PRINCE, INC.
SEABULK PRINCESS, INC.
SEABULK PUFFIN, INC.
SEABULK QUEEN, INC.
SEABULK RAVEN, INC.
SEABULK ROOSTER, INC.
SEABULK SABINE, INC.
SEABULK SALIHU, INC.
SEABULK SAPPHIRE, INC.
SEABULK SARA, INC.
SEABULK SEAHORSE, INC.
SEABULK SENGALI, INC.
SEABULK SERVICE, INC.
SEABULK SHARI, INC.
SEABULK SHINDAGA, INC.
SEABULK SKUA I, INC.
SEABULK SNIPE, INC.
SEABULK SUHAIL, INC.
SEABULK SWAN, INC.
SEABULK SWIFT, INC.
SEABULK TAURUS, INC.
SEABULK TENDER, INC.
SEABULK TIMS I, INC.
SEABULK TITAN, INC.
SEABULK TOOTA, INC.
SEABULK TOUCAN, INC.
SEABULK TRADER, INC.
SEABULK TRANSMARINE II, INC.
SEABULK TREASURE ISLAND, INC.
SEABULK UMM SHAIF, INC.
SEABULK VERITAS, INC.
SEABULK VIRGO I, INC.
SEABULK VOYAGER, INC.
SEABULK ZAKUM, INC.



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   President, Chief Operating                               July 11, 2000
Eugene F. Sweeney                         Officer and Director
                                        (principal executive officer)


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.

HMI CAYMAN HOLDINGS, INC.,



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   Director                                                 July 11, 2000
Eugene F. Sweeney                       (principal executive officer)


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.

SEABULK OFFSHORE OPERATORS NIGERIA LIMITED
SEABULK OFFSHORE U.K. LIMITED
SEABULK RED TERN LIMITED,



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                       Director                                                 July 11, 2000
Eugene F. Sweeney                           (principal executive officer)


/s/ ANDREW W. BRAUNINGER                    Managing Director                                        July 11, 2000
Andrew W. Brauninger


/s/ JOHN J. KRUMENACKER                     principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.

SEABULK OFFSHORE OPERATORS TRINIDAD LIMITED



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   President, Chief Operating Officer                       July 11, 2000
Eugene F. Sweeney                         and Director
                                        (principal executive officer)


/s/ ANDREW W. BRAUNINGER                Senior Vice President and Director                       July 11, 2000
Andrew W. Brauninger


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.

LIGHTSHIP LIMITED PARTNER HOLDINGS, LLC


SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   Vice President and Assistant                             July 11, 2000
Eugene F. Sweeney                         Secretary
                                        (principal executive officer)



/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


SEAMARK LTD., INC.



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   Executive Vice President - Operations                    July 11, 2000
Eugene F. Sweeney                         and Director
                                        (principal executive officer)


/s/ ANDREW W. BRAUNINGER                Treasurer and Director                                   July 11, 2000
Andrew W. Brauninger


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


HVIDE MARINE TRANSPORT, INCORPORATED
SEABULK OFFSHORE, LTD.
  By its general partner Seabulk Tankers, Ltd.
  By its general partner Hvide Marine Transport, Incorporated
SEABULK TANKERS, LTD.
  By its general partner Hvide Marine Transport, Incorporated



SIGNATURE                                           TITLE                                              DATE

/s/ EUGENE F. SWEENEY                   President, Chief Operating Officer                       July 11, 2000
Eugene F. Sweeney                         and Director
                                        (principal executive officer)

/s/ ANDREW W. BRAUNINGER                Senior Vice President and Director                       July 11, 2000
Andrew W. Brauninger


/s/ KEVIN S. BOYLE                      Treasurer and Director                                   July 11, 2000
Kevin S. Boyle


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


LONE STAR MARINE SERVICES, INC.
SUN STATE MARINE SERVICES, INC.

/s/ WILLIAM R. LUDT                     President and Director                                   July 11, 2000
William R. Ludt                         (principal executive officer)


/s/ EUGENE F. SWEENEY                   Executive Vice President, Chief Operating                July 11, 2000
Eugene F. Sweeney                         Officer and Director


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


HVIDE MARINE TOWING, INC.

/s/ WILLIAM R. LUDT                     President                                                July 11, 2000
William R. Ludt                         (principal executive officer)


/s/ EUGENE F. SWEENEY                   Executive Vice President, Chief Operating                July 11, 2000
Eugene F. Sweeney                         Officer and Director


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


OCEAN SPECIALTY TANKERS CORPORATION

/s/ L. STEPHEN WILLRICH                 President and Director                                   July 11, 2000
L. Stephen Willrich                     (principal executive officer)


/s/ EUGENE F. SWEENEY                   Executive Vice President, Chief Operating                July 11, 2000
Eugene F. Sweeney                         Officer and Director


/s/ JOHN J. KRUMENACKER                 principal financial and accounting officer               July 11, 2000
John J. Krumenacker

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrants have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Fort Lauderdale, Florida on the 11th day of July, 2000.


MARANTA S.A.


/s/ ORLANDO ARIEL LUZI                  President and Regular Director                        July 11, 2000
Orlando Ariel Luzi                      (principal executive officer)
                                        (principal accounting officer)


/s/ DIEGO MENDEZ                        Vice President and Deputy Director                    July 11, 2000
Diego Mendez

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